New York, New York

                                                     	February 5, 1997


Renaissance Funds
325 Greenwich Avenue
Greenwich, Connecticut 06830

Re: Renaisance Funds

Gentlemen:

We hereby consent to the reference to our firm as Counsel in this Registration Statement on Form N-1A.

                                    			Very truly yours,


                                       /s/Kramer, Levin, Naftalis & Frankel